UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015 (October 5, 2015)
Vanguard Natural Resources, LLC
(Exact name of registrant specified in its charter)

Delaware	001-33756	61-1521161
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

5847 San Felipe, Suite 3000
Houston, TX 77057
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”), on October 5, 2015 (the “Original Form 8-K”), on October 5, 2015, Vanguard completed the previously announced transactions contemplated by the Purchase Agreement and Plan of Merger, dated as of April 20, 2015 (the “Merger Agreement”), by and among Vanguard, Lighthouse Merger Sub, LLC, a wholly owned subsidiary of Vanguard (“Merger Sub”), Lime Rock Management LP (“LR Management”), Lime Rock Resources A, L.P. (“LRR A”), Lime Rock Resources B, L.P. (“LRR B”), Lime Rock Resources C, L.P. (“LRR C”), Lime Rock Resources II-A, L.P. (“LRR II-A”), Lime Rock Resources II-C, L.P. (“LRR II-C,” and, together with LRR A, LRR B, LRR C, LRR II-A and LR Management, the “GP Sellers”), LRR Energy, L.P. (“LRE”) and LRE GP, LLC (“LRE GP”). Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into LRE, with LRE continuing as the surviving entity and as a wholly owned subsidiary of Vanguard (the “Merger”), and, at the same time, Vanguard acquired all of the limited liability company interests in LRE GP from the GP Sellers in exchange for common units representing limited liability company interests in Vanguard (“Vanguard Common Units”).

The Merger was completed following approval, at a special meeting of LRE unitholders on October 5, 2015, of the Merger Agreement and the Merger by holders of a majority of the outstanding common units representing limited partner interests in LRE (“LRE Common Units”). As a result of the Merger, (i) each outstanding LRE Common Unit was converted into the right to receive 0.550 newly issued Vanguard Common Units or, in the case of fractional Vanguard Common Units, cash (without interest and rounded up to the nearest whole cent) and (ii) Vanguard purchased all of the outstanding limited liability company interests in LRE GP in exchange for 12,320 newly issued Vanguard Common Units.

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original Form 8-K to provide the required audited and unaudited financial statements of LRE. The unaudited pro forma financial information related to the Merger is contained in Item 9.01(b) of Vanguard's Current Report on Form 8-K/A filed with the SEC on October 9, 2015.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of LRE as of December 31, 2014 and 2013 and the annual consolidated statements of operations, consolidated statement of changes in unitholders’ equity and consolidated statements of cash flows of LRE for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated March 4, 2015 relating to LRE’s financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The unaudited consolidated condensed balance sheets of LRE as of June 30, 2015 and December 31, 2014, the unaudited consolidated condensed statements of operations for the three and six months ended June 30, 2015 and 2014, the unaudited consolidated condensed statement of changes in unitholders’ equity as of June 30, 2015, the unaudited consolidated condensed statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.
The financial statements of LRE attached hereto as Exhibit 99.1 and Exhibit 99.3 are identical to the financial statements of LRE incorporated by reference into Vanguard’s Registration Statement on Form S-4 (File No. 333-204696) filed with the SEC on August 31, 2015.

(b) Pro Forma Financial Information.

The pro forma financial information contained in Item 9.01(b) of Vanguard's Current Report on Form 8-K/A, which was previously filed with the SEC on October 9, 2015 (File No. 001-33756; Film No. 151152895), and attached thereto as Exhibit 99.1, is incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
Exhibit 23.2	Consent of Miller and Lents, Ltd.
Exhibit 23.3	Consent of Netherland, Sewell & Associates, Inc.
Exhibit 23.4	Consent of Ryder Scott Petroleum Consultants
Exhibit 99.1
The audited consolidated balance sheets of LRR Energy, L.P. as of December 31, 2014 and 2013, and the annual consolidated statements of operations, consolidated statement of changes in unitholders’ equity and consolidated statements of cash flows of LRR Energy, L.P. for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated March 4, 2015, relating to those LRR Energy, L.P. financial statements described in Exhibit 99.1
Exhibit 99.3
The unaudited consolidated condensed balance sheets of LRR Energy, L.P. as of June 30, 2015 and December 31, 2014, the unaudited consolidated condensed statements of operations for the three and six months ended June 30, 2015 and 2014, the unaudited consolidated condensed statement of changes in unitholders’ equity as of June 30, 2015, the unaudited consolidated condensed statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

Dated: October 9, 2015	By:	/s/ Richard A. Robert
		Name:	Richard A. Robert
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP
Exhibit 23.2	Consent of Miller and Lents, Ltd.
Exhibit 23.3	Consent of Netherland, Sewell & Associates, Inc.
Exhibit 23.4	Consent of Ryder Scott Petroleum Consultants
Exhibit 99.1
The audited consolidated balance sheets of LRR Energy, L.P. as of December 31, 2014 and 2013, and the annual consolidated statements of operations, consolidated statement of changes in unitholders’ equity and consolidated statements of cash flows of LRR Energy, L.P. for each of the years ended December 31, 2014, 2013 and 2012, and the notes related thereto

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated March 4, 2015, relating to those LRR Energy, L.P. financial statements described in Exhibit 99.1
Exhibit 99.3
The unaudited consolidated condensed balance sheets of LRR Energy, L.P. as of June 30, 2015 and December 31, 2014, the unaudited consolidated condensed statements of operations for the three and six months ended June 30, 2015 and 2014, the unaudited consolidated condensed statement of changes in unitholders’ equity as of June 30, 2015, the unaudited consolidated condensed statements of cash flows for the six months ended June 30, 2015 and 2014, and the notes related thereto